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                                                                    Exhibit 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 2, 1999 and February 13, 1998, included in Gold Banc Corporation Inc.'s Form 8-K dated November 19, 1999 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP
                                          --------------------------

Oklahoma City, Oklahoma
December 22, 1999